EXHIBIT 25






                          POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 30, 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
D. A. Bollom, P. D. Schrickel, and F. J. Kicsar or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 1st day of March, 1996.







                          /s/ A. Dean Arganbright      (SEAL)
                              ------------------------
                              Director

                                   -83-
PAGE

                                                            EXHIBIT 25






                          POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 30, 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
D. A. Bollom, P. D. Schrickel, and F. J. Kicsar or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 1st day of March, 1996.







                          /s/ Michael S. Ariens        (SEAL)
                              ------------------------
                              Director

PAGE

                                                            EXHIBIT 25






                          POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 30, 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
D. A. Bollom, P. D. Schrickel, and F. J. Kicsar or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 1st day of March, 1996.







                          /s/ Richard A. Bemis         (SEAL)
                              ------------------------
                              Director

PAGE

                                                            EXHIBIT 25






                          POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 30, 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
D. A. Bollom, P. D. Schrickel, and F. J. Kicsar or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 1st day of March, 1996.







                          /s/ M. Lois Bush             (SEAL)
                              ------------------------
                              Director

PAGE

                                                            EXHIBIT 25






                          POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 30, 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
D. A. Bollom, P. D. Schrickel, and F. J. Kicsar or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 1st day of March, 1996.







                          /s/ Robert C. Gallagher      (SEAL)
                              ------------------------
                              Director

PAGE

                                                            EXHIBIT 25






                          POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 30, 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
D. A. Bollom, P. D. Schrickel, and F. J. Kicsar or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 1st day of March, 1996.







                          /s/ Kathryn M. Hasselblad-Pascale(SEAL)
                              -----------------------------
                              Director

PAGE

                                                            EXHIBIT 25






                          POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 30, 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
D. A. Bollom, P. D. Schrickel, and F. J. Kicsar or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 1st day of March, 1996.







                          /s/ James L. Kemerling       (SEAL)
                              ------------------------
                              Director

PAGE

                                                            EXHIBIT 25






                          POWER OF ATTORNEY




       WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 30, 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company and WPSC;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints
D. A. Bollom, P. D. Schrickel, and F. J. Kicsar or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 1st day of March, 1996.







                          /s/ Larry L. Weyers          (SEAL)
                              ------------------------
                              Director